Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K ("Annual Report") of Diversified Restaurant Holdings, Inc. (the "Company") for the fiscal year ending December 25, 2011, I, David G. Burke, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2012

DIVERSIFIED RESTAURANT HOLDINGS, INC.
By:	/s/ David G. Burke
David G. Burke
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)